EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aventura Holdings, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig
A. Waltzer, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that  to  my  knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



May  12,  2006          By:     /s/  Craig  A.  Waltzer
                                -----------------------
                                Craig  A.  Waltzer
                                Chief  Executive  Officer,  President  and
                                Director